                                                                   EXHIBIT 10(C)

                              BANK ONE CORPORATION

                 Supplemental Executive Retirement Plan (SERP)
                 ---------------------------------------------


Effective Date
--------------

Effective January 1, 2000
(Amendment and restatement of BANK ONE CORPORATION Supplemental Executive Retirement Plan, effective January 1, 1998)

Coverage
--------
-  All Management Committee members as of January 1, 2000
-  Future participation approved by the OCN

Pay
---
-  Base + bonus + deferred  pay and bonus

Final Average Pay
-----------------
-  Highest 5 years out of the last 10 years

Service
-------
-  Same as qualified plan, but with prior service in some grandfathered cases

Formula
-------
- 2% x final average pay x Service to 30 years, less qualified plan benefits and other pension benefit sources

Normal Retirement
-----------------
-  Age 65 & 10 years service

Early Retirement
----------------
-  Reduced 6.67% per year from age 65
-  Unreduced after age 55 & 85 points

Non-Compete
-----------
-  No

Vesting
-------
-  Age 55 & 10 years service

Payment
-------
-  Annuities & lump sums

  Effective December 31, 2000, participation in the SERP was discontinued for new participants and was limited to the individuals participating as of that date, and the incremental annuity benefit payable to each participant was frozen at the amount then accrued. This annual annuity amount was determined by multiplying the average of the five highest annual amounts of compensation (base salary plus bonus) paid to the participant during the last ten years by a percentage (up to 60%) computed by multiplying the number of years of the participant's credited service by 2%, and then reduced by the annual benefits payable under the Personal Pension Account Plan and the Supplemental Personal Pension Account Plan. The SERP retirement benefits are payable at age 65; however, reduced benefits are available in the event of termination prior to age 65, and participants at least age 55 with total age and years of service equal to or exceeding 85 at retirement receive unreduced benefits. Payment of benefits may be in the form of a single lump sum or an annuity.

                                       2